UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2016

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 29 and 30, 2016, Philip Morris International Inc. (“PMI”) is holding a two-day investor meeting (“2016 Investor Day”). In connection with the 2016 Investor Day, PMI is issuing a press release (the “Press Release”) on September 29, 2016 announcing key highlights of the presentations made during the 2016 Investor Day.
A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference to this Item 7.01 of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

The information on PMI’s website referenced in the press release, including the presentations made during the 2016 Investor Day, is not, and shall not be deemed to be, part of this Form 8-K or incorporated into any filing PMI makes with the Securities and Exchange Commission, except as expressly set forth in such a filing.

Item 9.01.	Financial Statement and Exhibits.
(d) Exhibits
99.1    Philip Morris International Inc. Press Release, dated September 29, 2016. (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: September 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Philip Morris International Inc. Press Release, dated September 29, 2016 (furnished pursuant to Item 7.01)